SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 10, 2003
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
   (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2003-10)
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               (Exact name of registrant as specified in charter)


   Delaware                     333-72082                     13-3408717
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  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


   1000 Technology Drive, O'Fallon, Missouri                   63304
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (636) 261-1313


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(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2003-10. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2003-10 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2003-10 REMIC Pass-Through Certificates.

     On November 25, 2003, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before November 1, 2003) as of November 1, 2003 of $431,761,175.40. Information below is provided with respect to all mortgage loans expected to be included in the mortgage loan pool.

     The total number of mortgage loans as of November 1, 2003 was 890. The weighted average interest rate on the mortgage loans (before deduction of the servicing fee) as of November 1, 2003 was 5.265%. The weighted average remaining term to stated maturity of the mortgage loans as of November 1, 2003 was 177.20 months. All mortgage loans have original maturities of at least 10 but no more than 15 years. None of the mortgage loans were originated prior to April 1, 2002 or after November 1, 2003. The weighted average original term to stated maturity of the mortgage loans as of November 1, 2003 was 179.31 months.

     None of the mortgage loans has a scheduled maturity later than November 1, 2018. Each mortgage loan had an original principal balance of not less than $29,150, nor more than $1,000,000. Mortgage loans having an aggregate scheduled principal balance of $925,797 as of November 1, 2003 had loan-to-value ratios at origination in excess of 80%, but no mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the mortgage loans as of November 1, 2003 was 55.8%. No more than $4,189,359 of the mortgage loans are secured by mortgaged properties located in any one zip code. At least 96%(2) of the mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.


-----------

1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement (333-72082).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all mortgage loans.

     At least 93% of the mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 7% of the mortgage loans will be mortgage loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 83% of the mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the mortgage loans for which additional collateral was pledged, taken as a group:

      1.    the number of such mortgage loans is 6;

      2. such mortgage loans had an aggregate scheduled principal balance of $1,365,099;

      3. the weighted average loan-to-value ratio of such mortgage loans, taking into account the loanable value of the pledged additional collateral, is 79.9%; and

      4. the weighted average loan-to-value ratio of such mortgage loans, without taking into account the loanable value of the pledged additional collateral, is 95.1%.

     Premium loans will consist of mortgage loans with net loan rates greater than or equal to 4.500%. Discount loans will consist of mortgage loans with net loan rates less than 4.500%. The aggregate scheduled principal balances outstanding as of the cut-off date of the premium loans and the discount loans were $428,522,931 and $3,238,245, respectively. The weighted average interest rates of the premium loans and the discount loans, as of the cut-off date, were 5.271% and 4.576%, respectively. The weighted average remaining terms to stated maturity of the premium loans and the discount loans, as of the cut-off date, were 177.20 months and 176.13 months, respectively.

      The following tables set forth information regarding the mortgage loans as of November 1, 2003.


                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2002                                  6                         $  2,249,960

2003                                884                          429,511,215


Total                               890                         $431,761,175
                                    ===                         ============


                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     781                         $388,741,319

Multi-family Dwellings*               5                            1,290,808

Townhouses                            6                            2,485,877

Condominium Units (one to four       25                           11,581,761
stories high)

Condominium Units (over four         15                            7,508,355
stories high)

Cooperative Units                    58                           20,153,055


Total                               890                         $431,761,175
                                    ===                         ============
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*   Multi-family dwellings are 2-family.

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            885                         $430,470,367

2-family                              5                            1,290,808


Total                               890                         $431,761,175
                                    ===                         ============


                             SIZE OF MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                   35                         $  3,216,571

$150,000 through $199,999             7                            1,218,508

$200,000 through $249,999             1                              209,189

$250,000 through $299,999             7                            1,947,660

$300,000 through $349,999            73                           24,657,063

$350,000 through $399,999           200                           75,723,279

$400,000 through $449,999           134                           57,123,451

$450,000 through $499,999           132                           63,015,524

$500,000 through $549,999            65                           34,256,139

$550,000 through $599,999            54                           31,299,377

$600,000 through $649,999            46                           28,777,768

$650,000 through $699,999            46                           31,382,652

$700,000 through $749,999            18                           13,058,955

$750,000 through $799,999             7                            5,446,024

$800,000 through $849,999            12                            9,929,472

$850,000 through $899,999             8                            6,981,814

$900,000 through $949,999            11                           10,195,453

$950,000 through $999,999            34                           33,322,276

$1,000,000 and over                   0                                    0


Total                               890                         $431,761,175
                                    ===                         ============

                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

4.001% - 4.500%                       3                         $  1,278,994

4.501% - 5.000%                     137                           61,084,310

5.001% - 5.500%                     639                          318,780,459

5.501% - 6.000%                     108                           49,603,630

6.001% - 6.500%                       2                              960,634

6.501% - 7.000%                       1                               53,148


Total                               890                         $431,761,175
                                    ===                         ============


                         DISTRIBUTION OF MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    579                         $290,196,666

65.001% - 75.000%                   175                           82,756,747

75.001% - 80.000%                   132                           57,881,965

80.001% - 85.000%                     1                              386,060

85.001% - 90.000%                     3                              539,737


Total                               890                         $431,761,175
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               2                         $  1,554,333
Arizona                               9                            4,950,664
Arkansas                              4                            1,880,212
California                          289                          143,557,631
Colorado                             28                           15,459,441
Connecticut                          35                           20,353,926
District of Columbia                 14                            6,486,365
Florida                              32                           15,564,779
Georgia                              13                            5,575,372
Hawaii                                1                              572,744
Idaho                                 1                              378,323
Illinois                             29                           11,756,841
Indiana                               5                            2,169,453
Louisiana                             1                              331,183
Maryland                             25                           11,574,519
Massachusetts                        27                           12,932,402
Michigan                             10                            4,730,123
Minnesota                             7                            3,523,079
Mississippi                           2                            1,033,728
Missouri                             21                           11,317,511
Montana                               2                              453,612
Nebraska                              1                              440,896
Nevada                               11                            5,382,817
New Hampshire                         3                            1,332,613
New Jersey                           33                           16,037,405
New Mexico                            2                              807,011
New York                            146                           62,655,685
North Carolina                       12                            6,739,696
Ohio                                  9                            4,995,358
Oregon                                7                            3,739,128
Pennsylvania                         16                            7,496,317
Rhode Island                          1                              416,818
South Carolina                        6                            2,650,807
Tennessee                             4                            1,580,066
Texas                                32                           16,657,511
Utah                                  4                            1,694,639
Vermont                               1                              391,201
Virginia                             33                           16,879,764
Washington                           10                            4,853,396
Wisconsin                             1                              404,565
Wyoming                               1                              449,241


Total                               890                         $431,761,175
                                    ===                         ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Michael J. Tarpley
                                               -------------------------
                                                    Michael J. Tarpley
                                                    Assistant Secretary


Dated: November 10, 2003